EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Andina Acquisition Corporation (the “Company”) on Form 10-Q, for the period ended August 31, 2012 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: October 11, 2012

By:	/s/ Julio A. Torres
Julio A. Torres
Co-Chief Executive Officer
(Co-Principal executive officer and Co-Principal financial and accounting officer)

Dated October 11, 2012

By:	/s/ Eduardo Robayo
Eduardo Robayo
Co-Chief Executive Officer
(Co-Principal executive officer and Co-Principal financial and accounting officer)